Variable Annuity I
Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts

Home Office and Servicing Office:
Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1700
Syracuse, NY 13202
(800) 893-7168


This Prospectus describes group annuity contracts and individual certificates issued by Lincoln Life & Annuity Company of New York (LLANY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are for use with qualified and non-qualified retirement plans. Generally, neither the contractowner nor the individual participant pays federal income tax on the contract's growth until it is paid out. The contract is designed to accumulate account value and, as permitted by the plan for which the contractowner pur-chases the contract, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity com-mencement date, we pay the beneficiary or the plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumu-lates on a variable or a fixed (guaranteed) basis or both. If a participant al-locates contributions to the fixed account, we guarantee principal and a mini-mum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (variable annuity account [VAA]). The VAA is a segregated investment account of LLANY. If a participant puts all or some contributions into one or more of the contract's subaccounts, the partici-pant takes all the investment risk on the account value and the retirement in-come. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the perfor-mance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees investment in the contract.

The available subaccounts, and the funds in which they invest, are listed be-low. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the in-vestment objectives, policies and risks of the funds please refer to the Pro-spectuses for the funds.

Balanced Account--American Century Variable Portfolios, Inc.: VP Balanced

Small Cap Growth Account--Baron Capital Funds Trust: Baron Capital Asset Fund Insurance Shares

Index Account--Dreyfus Stock Index Fund

Small Cap Account--Dreyfus Variable Investment Fund: Small Cap Portfolio

Growth I Account--Fidelity Variable Insurance Products Fund: Growth Portfolio Initial Class

Equity-Income Account--Fidelity Variable Insurance Products Fund: Equity-Income Portfolio Initial Class

Asset Manager Account--Fidelity Variable Insurance Products Fund II: Asset Man-ager Portfolio Initial Class

Global Growth Account--Janus Aspen Series: Worldwide Growth Portfolio

Mid Cap Growth I Account--Lincoln National Aggressive Growth Fund, Inc.

Social Awareness Account--Lincoln National Social Awareness Fund, Inc.

Mid Cap Value Account--Neuberger Berman Advisers Management Trust: Partners Portfolio

International Stock Account--T. Rowe Price International Series, Inc.

On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Capi-tal Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closed the Socially Responsible Account and replaced the Calvert Social Bal-anced Portfolio with the Lincoln National Social Awareness Fund.

This Prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. Please review the Prospectuses for the funds, and keep them for reference.

Neither the SEC nor any state securities commission has approved the contracts or determined that this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

A Statement of Additional Information (SAI) has more information about the con-tracts and certificates. Its terms are made part of this Prospectus. For a free copy, write: Lincoln Life & Annuity Company of New York, TDA Client Services, P.O. Box 1337, Syracuse, NY 13201-1337, or call 1-800-893-7168, or e-mail
llanycustserv@lnc.com. The SAI and other information about LLANY and Account L are also available on the SEC's web site (http://www.sec.gov). There is a table of contents for the SAI on the last page of this Prospectus.

May 1, 1999 as revised August 6, 1999

Table of contents

                                            Page
------------------------------------------------
Special terms                                 2
------------------------------------------------
Expense tables                                3
------------------------------------------------
Summary                                       5
------------------------------------------------
Condensed financial information               7
------------------------------------------------
Investment results                            7
------------------------------------------------
Financial statements                          7
------------------------------------------------
Lincoln Life & Annuity Company of New York    7
------------------------------------------------
Fixed side of the contract                    8
------------------------------------------------
Variable annuity account (VAA)                8
------------------------------------------------
Investments of the VAA                        8
------------------------------------------------
Description of the funds                      9
------------------------------------------------

                                                                          Page
------------------------------------------------------------------------------
Charges and other deductions                                               11
------------------------------------------------------------------------------
The contracts                                                              12
------------------------------------------------------------------------------
Annuity payouts                                                            16
------------------------------------------------------------------------------
Federal tax matters                                                        17
------------------------------------------------------------------------------
Voting rights                                                              20
------------------------------------------------------------------------------
Distribution of the contracts                                              21
------------------------------------------------------------------------------
Return privilege                                                           21
------------------------------------------------------------------------------
State regulation                                                           21
------------------------------------------------------------------------------
Records and reports                                                        21
------------------------------------------------------------------------------
Other information                                                          21
------------------------------------------------------------------------------
Variable Annuity I Statement of Additional Information Table of Contents   22
------------------------------------------------------------------------------

Special terms

Account or variable annuity account (VAA) -- The segregated investment ac-count, Account L, into which LLANY sets aside and invests the assets for the variable side of the contract offered in this Prospectus.

Account value -- At a given time before the annuity commencement date, account value in the VAA is the value of all accumulation units for a contract and ac-count value in the fixed account is the value of the fixed side of the con-tract.

Accumulation unit -- A measure used to calculate account value for the vari-able side of the contract.

Annuitant -- The person on whose life the annuity benefit payments made after an annuity commencement date are based.

Annuity commencement date -- The date on which Lincoln Life makes the first annuity payout to the annuitant.

Annuity payout -- An amount paid at regular intervals after the annuity com-mencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit -- A measure used to calculate the amount of each annuity payout for the variable side of the contract after an annuity commencement date.

Beneficiary -- The person the participant chooses to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner -- The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions -- Amounts paid into the contract.

Death benefit -- An amount payable to a designated beneficiary if a partici-pant dies before his or her annuity commencement date.

LLANY (we, us, our) -- Lincoln Life & Annuity Company of New York.

Participant -- An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participation year -- A period beginning with one participation anniversary and ending the day before the next participation anniversary, except for the first participation year which begins with the participation date.

Plan -- The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

Subaccount -- The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the con-tracts. There is a separate subaccount which corresponds to each fund.

Valuation date -- Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period -- The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valua-tion date) and ending at the close of such trading on the next valuation date.

Expense tables

Contractowner transaction expenses:

  The maximum surrender charge (contingent deferred sales charge) (as a per-centage of the gross withdrawal amount): 5%

The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or with-drawal.

Contract fee:

  Annual administration charge (per participant): $25

The annual administration charge may be paid by an employer on behalf of par-ticipants. It is not charged during the annuity period.

We may reduce or waive these charges in certain situations. See Charges and other deductions.

-------------------------------------------------------------------------------
Account L annual expenses for Variable Annuity I subaccounts:
(as a percentage of average account value):

Mortality and expense risk charge*  1.00%

* Before January 1, 1998, the mortality and expense risk charge was 1.20%.

Annual expenses of the funds for the year ended December 31, 1998:
(as a percentage of each fund's average net assets):

                                            Management 12b-1  Other    Net
                                            fees       fees   Expenses Expenses
-------------------------------------------------------------------------------
 1. American Century - VP Balanced/1/          0.97%   0.00%    0.00%    0.97%
-------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron
  Capital Asset Fund Insurance Shares/2/       1.00    0.25     0.20     1.45
-------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                   0.25    0.00     0.01     0.26
-------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio           0.75    0.00     0.02     0.77
-------------------------------------------------------------------------------
 5. Fidelity VIP - Growth Portfolio
  Initial Class/3/                             0.59    0.00     0.09     0.68
-------------------------------------------------------------------------------
 6. Fidelity VIP - Equity-Income Portfolio
  Initial Class/3/                             0.49    0.00     0.09     0.58
-------------------------------------------------------------------------------
 7. Fidelity VIP II - Asset Manager
  Initial Class/3/                             0.54    0.00     0.10     0.64
-------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth
  Portfolio/4/                                 0.65    0.00     0.07     0.72
-------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth
  Fund                                         0.73    0.00     0.08     0.81
-------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund     0.34    0.00     0.04     0.38
-------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners
  Portfolio/5/                                 0.78    0.00     0.06     0.84
-------------------------------------------------------------------------------
12. T. Rowe Price International Series         1.05    0.00     0.00     1.05
-------------------------------------------------------------------------------

/1/American Century Investment Management, Inc. voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In the absence of the waiver, the average ratio of operating expenses to average net assets would have been 1.48% for the year ended December 31, 1998. The annualized fee schedule for the fund, effective November 17, 1998, is as follows: 1.50% on the first $250 million; 1.20% on the next $250 million; and 1.10% thereafter.
/2/The Adviser is contractually obligated to reduce its fee to the extent re-quired to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund. 1.35% for Fund assets over $250 million, and 1.25% for Fund assets over $500 million. Without the ex-pense limitations, total operating expenses for the Fund for the period Oc-tober 1, 1998 through December 31, 1998 would have been 7.62%.

/3/A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of cer-tain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been: VIP Equity-Income Portfolio Initial Class 0.57%, VIP Growth Portfolio Initial Class 0.66% and VIPII Asset Man-ager Portfolio Initial Class 0.63%.

/4/All expenses are stated with contractual waivers and fee reductions by Ja-nus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the waiv-ers and fee reductions until at least the next annual renewal of the advi-sory agreement. Without these waivers, the total operating expenses for the Portfolio would have been 0.74%.

/5/Neuberger Berman Advisers Management Trust is divided into portfolios
  ("Portfolios") each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures re-ported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Port-folio and its corresponding Series.

Examples
(expenses of the subaccounts and the funds):

If you surrender your contract at the end of the time period shown, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                         1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced                         $75    $128    $183     $282
----------------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron Capital Asset Fund    80     141     205      328
----------------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                               69     107     148      208
----------------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio                       73     122     173      262
----------------------------------------------------------------------------------------
 5. Fidelity VIP--Growth Portfolio                         73     119     169      252
----------------------------------------------------------------------------------------
 6. Fidelity VIP--Equity Income Portfolio                  72     116     164      242
----------------------------------------------------------------------------------------
 7. Fidelity VIP II--Asset Manager                         72     118     167      248
----------------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth Portfolio         73     120     171      256
----------------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth Fund                74     123     175      266
----------------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund                 70     111     154      221
----------------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners Portfolio               74     124     177      269
----------------------------------------------------------------------------------------
12. T. Rowe Price International Series                     76     130     187      290
----------------------------------------------------------------------------------------

If you do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                                         1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------------------------------
 1. American Century--VP Balanced                          24      73     126     269
----------------------------------------------------------------------------------------
 2. Baron Capital Funds Trust: Baron Capital Asset Fund    29      88     149     316
----------------------------------------------------------------------------------------
 3. Dreyfus Stock Index Fund                               17      52      89     194
----------------------------------------------------------------------------------------
 4. Dreyfus VIF: Small Cap Portfolio                       22      67     115     248
----------------------------------------------------------------------------------------
 5. Fidelity VIP--Growth Portfolio                         21      65     111     239
----------------------------------------------------------------------------------------
 6. Fidelity VIP--Equity Income Portfolio                  20      62     106     229
----------------------------------------------------------------------------------------
 7. Fidelity VIP II--Asset Manager                         21      63     109     235
----------------------------------------------------------------------------------------
 8. Janus Aspen Series: Worldwide Growth Portfolio         21      66     113     243
----------------------------------------------------------------------------------------
 9. Lincoln National Aggressive Growth Fund                22      69     117     252
----------------------------------------------------------------------------------------
10. Lincoln National Social Awareness Fund                 18      55      95     207
----------------------------------------------------------------------------------------
11. Neuberger Berman AMT: Partners Portfolio               23      69     119     255
----------------------------------------------------------------------------------------
12. T. Rowe Price International Series                     25      76     130     277
----------------------------------------------------------------------------------------

We provide these examples to show the direct and indirect costs and expenses of the contract.

For more information, see Charges and other deductions in this Prospectus, and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a repre-sentation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What kind of contract is this? It is a group variable annuity contract between the contractowner and LLANY. It may provide for a fixed annuity and/or a vari-able annuity. This Prospectus describes the variable side of the contract. See The contracts.

What is the variable annuity account (VAA)? It is a separate account we estab-lished under New York insurance law, and registered with the SEC as a unit in-vestment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which LLANY may conduct. See The variable annuity account.

What are the contract's investment choices? Based on instructions, the VAA ap-plies contributions to buy fund shares in one or more of the investment funds of the subaccounts: American Century Variable Portfolios, Inc.: VP Balanced; Baron Capital Funds Trust: Baron Capital Asset Fund; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund: Small Cap Portfolio; Fidelity Variable In-surance Products Fund: Growth Portfolio; Fidelity Variable Insurance Products
Fund: Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio; Janus Aspen Series: Worldwide Growth Portfolio; Lin-coln National Aggressive Growth Fund, Inc.; Lincoln National Social Awareness Fund, Inc.; Neuberger Berman Advisers Management Trust: Partners Portfolio; and T. Rowe Price International Series, Inc. In turn, each fund holds a port-folio of securities consistent with its investment policy. On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Capital Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closed the Socially Responsible Account and replaced the Calvert Social Balanced Portfolio with the Lincoln National Social Awareness Fund. See The variable annuity account and The funds for a description of the subaccounts.

Who invests contributions? American Century Investment Management, Inc. is the investment advisor of American Century VP Balanced. BAMCO, Inc. is advisor to the Baron fund. The investment advisor of the Dreyfus funds is The Dreyfus Corporation, New York, NY. The investment advisor of the Fidelity funds is Fi-delity Management & Research Company, Boston, MA. Janus Capital Corporation is the advisor to the Janus fund. Lincoln Investments, Inc. is the investment ad-visor of the Lincoln funds; Neuberger Berman Management Incorporated is the investment advisor to the Neuberger Berman Fund. Putnam Investments is sub-ad-visor to the Lincoln National Aggressive Growth Fund and Vantage Investment Advisers is sub-advisor to the Lincoln Social Awareness Fund. T. Rowe Price-Fleming International, Inc. is investment advisor of the T. Rowe Price Inter-national Series. See Description of the funds.

How does the contract work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accu-mulation units. If the participant decides to purchase retirement income pay-ments, we convert accumulation units to annuity units. Retirement income pay-ments will be based on the number of annuity units received and the value of each annuity unit on payout days. See The contracts.

What are the charges under the contract? If participants withdraw account val-ue, a surrender charge applies of from 0% to 5%, depending upon how many par-ticipation years the participant has been in the contract. We may reduce or waive surrender charges in certain situations. See Charges and other deduc-tions.

We charge an annual administration charge of $25 per participant account.

We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose.

We apply an annual charge totaling 1.00% to the daily net asset value of the VAA. See Charges and other deductions.

We may charge additional fees to establish a systematic withdrawal option. We may waive these charges in certain situations.

The funds' investment management fees, 12b-1 fees, expenses and expense limi-tations, if applicable, are more fully described in the Prospectuses for the funds.

What contributions are necessary, and how often? Contributions by or on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See The Contracts--Contributions.

How will annuity payouts be calculated? If a participant decides to annuitize, they select an annuity option and start receiving retirement income payments from the contract as a fixed option or variable option or a combination of both. See Annuity payout options. Remember that participants in the VAA bene-fit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before he or she annuitizes? The benefi-ciary has options as to how any death benefit is paid. See Death benefits and annuity period.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See The fixed account and The contracts--Transfers between subaccounts on or before the annuity commencement date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements and to the restrictions of any plan. See Surren-ders and withdrawals. The contractowner must also approve participant withdraw-als under Section 401(a) plans, plans subject to Title I of ERISA. Certain charges may apply. See Charges and other deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revenue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See Federal tax matters.

Do participants get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the ac-tive life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our home office and servicing office. We will refund the participant's contri-butions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See Return privilege.

Condensed financial information

The financial data included below should be read along with the financial statements of the VAA and the related data included in the SAI.

Accumulation unit values
(For an accumulation unit outstanding throughout the period)

                                                                1997   1998
------------------------------------------------------------
Asset Manager Account*
 . Beginning of period unit value.............................. 17.769 20.583
 . End of period unit value.................................... 20.583 23.445
 . End of period number of units (000's omitted)...............  1,420  1,535
------------------------------------------------------------
Balanced Account*
 . Beginning of period unit value.............................. 16.989 18.551
 . End of period unit value.................................... 18.551 21.263
 . End of period number of units (000's omitted)...............    439    510
------------------------------------------------------------
Equity-Income Account*
 . Beginning of period unit value.............................. 16.389 19.985
 . End of period unit value.................................... 19.985 22.087
 . End of period number of units (000's omitted)...............    889  1,176
------------------------------------------------------------
Global Growth Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        12.520
 . End of period number of units (000's omitted)...............            25
------------------------------------------------------------
Growth I Account*
 . Beginning of period unit value.............................. 24.529 28.328
 . End of period unit value.................................... 28.328 39.122
 . End of period number of units (000's omitted)...............  1,819  2,095
------------------------------------------------------------
Growth II Account*+
 . Beginning of period unit value.............................. 15.617 14.063
 . End of period unit value.................................... 14.063 13.623
 . End of period number of units (000's omitted)...............    683    618
--------------------------------------------------------------------------------
Index Account*
 . Beginning of period unit value.............................. 24.091 29.827
 . End of period unit value.................................... 29.827 37.861
 . End of period number of units (000's omitted)...............    814  1,129
------------------------------------------------------------
International Stock Account*
 . Beginning of period unit value ............................. 12.108 12.504
 . End of period unit value.................................... 12.504 14.342
 . End of period number of units (000's omitted)...............    475    546
------------------------------------------------------------
Mid Cap Growth I Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        12.455
 . End of period number of units (000's omitted)...............             6
------------------------------------------------------------
Mid Cap Value Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value....................................        11.861
 . End of period number of units (000's omitted)...............            10
------------------------------------------------------------
Small Cap Account*
 . Beginning of period unit value.............................. 15.523 17.632
 . End of period unit value ................................... 17.632 16.856
 . End of period number of units (000's omitted)...............    966  1,187
------------------------------------------------------------

                                                                1997   1998
------------------------------------------------------------
Small Cap Growth Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value ...................................        13.217
 . End of period number of units (000's omitted)...............            25
------------------------------------------------------------
Social Awareness Account**
 . Beginning of period unit value..............................        10.000
 . End of period unit value ...................................        12.791
 . End of period number of units (000's omitted)...............            14
------------------------------------------------------------
Socially Responsible Account*+
 . Beginning of period unit value.............................. 14.528 16.873
 . End of period unit value.................................... 16.873 19.423
 . End of period number of units (000's omitted)...............     69    103
--------------------------------------------------------------------------------
Pending Allocation Account*
 . Beginning of period unit value.............................. 11.328 11.894
 . End of period unit value.................................... 11.894 12.545
 . End of period number of units (000's omitted)...............      2      3
------------------------------------------------------------

* The Sub-Account indicated commenced operations on January 31, 1997.

** The Sub-Account indicated commenced operations on October 1, 1998.

 +The Sub-Account indicated was closed on August 6, 1999.

Investment results

At times, the VAA may compare its investment results to various unmanaged indi-ces or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. See the SAI for further information.

Financial statements

The financial statements for the VAA and the statutory-basis financial state-ments of LLANY are located in the SAI. For a free copy of the SAI, complete and mail the enclosed card, or call 1-800-893-7168, or e-mail at llanycustserv@lnc.com.

Lincoln Life & Annuity Company of New York

LLANY is a life insurance company founded in New York on June 6, 1996. LLANY is a subsidiary of Lincoln Life. Lincoln Life is one of the largest stock life in-surance companies in the United States. Lincoln Life is owned by Lincoln Na-tional Corp. (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services.

Fixed side of the contract

Contributions allocated to the fixed account become part of LLANY's general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York In-surance Department as well as the insurance laws and regulations of the juris-dictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, LLANY has not regis-tered interests in the general account as a security under the Securities Act of 1933 and has not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are subject to regulation under the 1933 Act or the 1940 Act. LLANY has been advised that the staff of the SEC has not made a review of the disclo-sures which are included in this Prospectus which relate to our general ac-count and to the fixed side of the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Pro-spectus is generally intended to serve as a disclosure document only for as-pects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regard-ing the fixed side of the contract can be found in the contract.

Contributions allocated to the fixed account are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with in-terest beginning on the next calendar day following the date of receipt if all participant data is complete. LLANY may vary the way in which it credits in-terest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE IN LLANY'S SOLE DISCRETION. PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.

If a participant's plan permits loans, then during the participant's accumula-tion period, the participant may apply for a loan by completing a loan appli-cation that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the par-ticipant's plan. For plans subject to Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and must be at least $1,000. For plans not subject to Title I of ERISA, a participant may borrow up to $10,000 of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loans and loan interest rates is in the contract, the active life cer-tificates, the annuity loan agreement and is available from us.

Variable annuity account (VAA)

On July 24, 1996, the VAA was established as an insurance company separate ac-count under New York law. It is registered with the SEC as a unit investment trust under the provisions of the 1940 Act. The SEC does not supervise the VAA or LLANY. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of LLANY. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full in-vestment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by LLANY in addi-tion to the contracts described in this Prospectus. The other annuity con-tracts supported by the VAA invest in the same funds as the contracts de-scribed in this Prospectus. These other annuity contracts may have different charges that could affect the performance of the subaccount.

Investments of the VAA

The contractowner decides which of the subaccounts available under the con-tract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may be changed without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the con-tracts. The funds are required to redeem fund shares at net asset value on our request. We reserve the right to add, delete, or substitute funds.

Each fund, described below, is an investment vehicle for insurance company separate accounts. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the fund's advisor. The investment results of the funds, however, may be higher or lower than the results of other portfolios that are managed by the advisor. There can be no assurance, and no representation is made, that the investment re-sults of any of the funds will be comparable to the investment results of any other portfolio managed by the advisor.

Description of the funds
Following are brief summaries of the investment objectives and policies of the funds, and a description of their managers. Each fund is subject to certain investment policies and restrictions which may not be changed without a major-ity vote of shareholders of that fund. More detailed information can be ob-tained from the current Prospectus for the funds. There is no assurance that any of the funds will achieve its stated objective.

1. American Century Variable Portfolios, Inc.--American Century VP Balanced seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for ap-preciation and the balance in bonds and other fixed income securities. American Century Investment Management, Inc. is the investment manager of this portfolio.

2. Baron Capital Funds Trust, Baron Capital Asset Fund seeks capital apprecia-tion through investments in securities of small sized companies with market capitalizations of $100 million to $1.5 billion, with undervalued assets or favorable growth prospects. BAMCO, Inc. serves as the Fund's investment ad-visor.

3. Dreyfus Stock Index Fund is a non-diversified index fund that seeks to pro-vide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Dreyfus Corporation acts as the Fund manager and Mellon Equity Associates, an af-filiate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

4. Dreyfus Variable Investment Fund--Small Cap Portfolio seeks to maximize capital appreciation investing primarily in common stocks of domestic and foreign issuers. The Small Cap Portfolio seeks out companies that have the potential for significant growth. Under normal market conditions, the Port-folio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase. The Portfolio manager seeks companies believed to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions. The Dreyfus Cor-poration serves as the Portfolio's investment adviser.

5. Fidelity Variable Insurance Products Fund (VIP)--Growth Portfolio seeks long-term capital appreciation. The Portfolio normally purchases common stocks. Fidelity Management & Research Company ("FMR") is the manager of this portfolio.

6. Fidelity Variable Insurance Products Fund (VIP)--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500). FMR is the investment manager of this port-folio.

7. Fidelity Variable Insurance Products Fund II (VIP II)--Asset Manager Port-folio seeks high total return with reduced risk over the long term by allo-cating its assets among domestic and foreign stocks, bonds and short-term money market instruments. FMR is the investment manager of this portfolio.

8. Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by invest-ing primarily in common stocks of foreign and domestic issuers. The portfo-lio has flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States, but may at times invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the portfolio investment advisor.

9. Lincoln National Aggressive Growth Fund, Inc. seeks to maximize capital ap-preciation by investing in a diversified portfolio of equity securities of small and medium-sized companies which have a dominant position within their respective industries, are undervalued or have a potential for growth in earnings. The fund invests in companies with market capitalizations of between $250 million and $5 billion at the time of purchase. Lincoln In-vestment is the fund's investment advisor and Putnam Investments is the fund's investment sub-advisor.

10. Lincoln National Social Awareness Fund, Inc. seeks long-term capital ap-preciation by investing primarily in a portfolio of common stock and secu-rities convertible into common stock, which adhere to certain specific so-cial criteria. Lincoln Investment Management, Inc. (Lincoln Investment) is
    the fund's in     -
  vestment adviser and Vantage Investment Advisors is the fund's investment sub-advisor.

11. Neuberger Berman Advisers Management Trust Partners Portfolio seeks capi-tal growth by investing in common stocks and other equity securities of medium to large capitalization established companies. Neuberger Berman Management Incorporated serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the portfolio's investment sub-adviser.

12. T. Rowe Price International Series, Inc.--T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments pri-marily in common stocks of established, non-U.S. companies. Rowe Price-Fleming International, Inc. is the investment manager of this portfolio.

Fidelity VIP--Money Market Portfolio seeks to obtain as high a level of cur-rent income as is consistent with preserving capital and providing liquidity. For more information about the Portfolio, into which initial contributions are invested pending LLANY's receipt of a complete order. See The contracts.

On August 6, 1999 we (i) closed the Growth II Account and replaced the VP Cap-ital Appreciation with the Lincoln National Aggressive Growth Fund and (ii) closed the Socially Responsible Account and replaced the Calvert Social Bal-anced Portfolio with the Lincoln National Social Awareness Fund.

Some advisors (or their affiliate) may pay compensation to LLANY (or an affil-iate) for administration, distribution, or other expenses. Currently these ad-visors include American Century, BAMCO, FRM, Janus and Neuberger Berman. The amount of compensation is usually based on assets of the Portfolio from con-tracts that we issue or administer, and some advisors may pay us more than others.

Sale of shares by the funds
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If a participant wants to trans-fer all or part of his or her account balance from one subaccount to another, we redeem shares held in the first and purchase shares of the other. The shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to LLANY and may be sold to other insurance companies for investment of assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells shares both to variable annuity and to variable life insur-ance separate accounts, it is engaging in mixed funding. When a fund sells shares to separate accounts of unaffiliated life insurance companies, it is engaging in shared funding.

The funds may engage in mixed and shared funding. Due to differences in re-demption rates or tax treatment, or other considerations, the interests of various contract owners participating in a fund could conflict. The funds' Di-rectors or Trustees will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically re-invested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as addi-tional units, but are reflected as changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to make additions, deletions and substi-tutions for the funds in which the VAA participates. (We may substitute shares of other funds for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the con-tract.) We cannot substitute shares without approval by the SEC. We will also notify contractowners and participants.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the contracts. We will incur certain costs and expenses for distribution and administration of the contracts and for providing the benefits payable thereunder. More particularly, our administra-tive services include: processing applications and enrollment forms and issuing the contracts and active life certificates, processing purchases and redemp-tions of fund shares as required, maintaining records, administering annuity payout options, furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values), reconciling and depos-iting cash receipts, providing contract confirmations, providing toll-free in-quiry services and furnishing telephone fund transfer services. The risks we assume include: the risk that annuitants receiving annuity payouts under the contract will live longer than we assumed when we calculated our guaranteed rates (these rates cannot be changed); the risk that death benefits paid will exceed actual participant account balances (less outstanding loans); the risk that more participants than expected will qualify for waiver of the surrender charge; and the risk that our costs in providing the services will exceed our revenues from contract charges which we cannot change. The amount of a charge may not necessarily correspond to the costs associated with providing the serv-ices or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribu-tion expenses actually incurred by us.

Deductions from the VAA for Variable Annuity I
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 1.00% (1.20% before January 1, 1998) of the daily net asset value. The charge is a mortality and expense risk charge. It is assessed during the accu-mulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life con-tingencies.

Annual administration charge
During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account bal-ance on the last business day of the month in which a participant anniversary occurs. We also deduct the charge from a participant's account balance if the participant's account is totally withdrawn. The charge may be increased or de-creased.

Surrender charge
A surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period and prior to the 11th participation year, as follows:

During
Participation
Year           Surrender Charge
-------------------------------
1-6                   5%
7                     4%
8                     3%
9                     2%
10                    1%
11 and later          0%

The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount with-drawn from each. We do not impose a surrender charge on death benefits, or on account balances converted to a payout annuity option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.

We will not impose a surrender charge on a withdrawal if we receive with the withdrawal request reasonable proof that (i) the participant has attained age 59 1/2; (ii) the participant has died; (iii) the participant has incurred a disability as defined under the contract; or (iv) the participant is separated from service from their employer. At the contractowner's option, the contract may waive the surrender charge if the participant is experiencing financial hardship. A contractowner may also choose to add the requirement that a partic-ipant be 55 years of age in addition to being separated from service from their employer in order for the contract to waive the surrender charge. A contractowner may also elect a contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's ac-count balance without a surrender charge. If the contractowner makes these elections, then we may adjust the interest crediting rate under the fixed ac-count of that contract.

We impose the surrender charge to compensate us for the loss we experience on our distribution costs when a participant withdraws account value before dis-tribution costs have been recovered. We may also recover distribution costs from other contract charges, including the mortality and expense risk charge.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from account value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. The tax ranges from 0.5% to 4.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the under-lying funds that are more fully described in the Prospectuses for the funds.

Loans are subject to loan interest charges. In addition, we may impose a $30 fee to set up a systematic withdrawal option for a participant.

Additional information
The annual administration charge and surrender charge described previously may be reduced or eliminated under a particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administra-tive services than those originally contemplated in establishing the levels of those charges. Lower distribution and/or administrative expenses may be the result of economies associated with (i) the size of a particular group; (ii) an existing relationship with the contractowner or employer; (iii) the use of mass enrollment procedures; (iv) the performance of administrative or sales functions by the employer; or (v) the use by an employer of automated tech-niques in submitting contributions or information relating to contributions on behalf of its employees. In addition, an employer may pay the annual adminis-tration charge on behalf of participants under a contract, or by election im-pose this charge only on participants with account balances in the VAA.

The Contracts

Purchase of the contracts
We designed the contracts for employers and other entities to enable partici-pants and employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (tax code): 401(a), 403(b), 408 and other related sections, as well as for programs offering non-qualified annuities. An employer, association or trustee in some circumstances may apply for a contract by completing an appli-cation and returning it to us. If we accept the application, the contractowner or an affiliated employer can forward contributions on behalf of employees who then become participants under the contracts. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract to each participant.

Contributions
Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis as se-lected from those available by the contractowner.

Contributions by participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all partici-pants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract. In the SAI see Tax Law Considera-tions for a discussion of these limits.

Subject to any restrictions imposed by the plan or the tax code, we will ac-cept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions un-der the contract will be in U.S. funds. If a bank or other financial institu-tion does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.

Initial contributions
If we have received a completed enrollment form and all other information nec-essary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution.

If we receive contributions without a properly complete enrollment form, we will notify the contractowner and deposit the contributions to the pending al-location account. Within two business days of receipt of a properly completed enrollment form, we will transfer the participant's account balance in the pending allocation account in accordance with the allocation percentages elected on the enrollment form. We will allocate all future contributions in accordance with these percentages until the participant notifies us of a change.

If we do not receive a properly completed enrollment form after we send three monthly notices, then we will refund the participant's account balance in the pending allocation account within 105 days of the date of the initial contri-bution. The pending allocation account invests in Fidelity VIP--Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charges or the annual adminis-tration charge on the pending allocation account. We begin imposing these charges when we receive a properly completed enrollment form. The partici-pant's participation date will be the date we deposited the participant's con-tribution into the pending allocation account.

Valuation date
Accumulation units and annuity units will be valued once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.

Allocation of contributions
The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accor-dance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed ac-count, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccounts or the fixed account can be in any whole percent. A participant may allocate contributions to a maximum of ten subaccounts, or to a maximum of nine subaccounts and the fixed account.

Upon allocation to the appropriate subaccount, contributions are converted to accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumula-tion unit for that subaccount on the valuation date on which the contribution is received by us if received before 4:00 p.m., New York time. If the contri-bution is received at or after 4:00 p.m., New York time, we will use the accu-mulation unit value computed on the next valuation date. The number of accumu-lation units determined in this way is not changed by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumula-tion unit will vary depending not only upon how well the underlying fund's in-vestments perform, but also upon the expenses of the VAA and the underlying funds.

Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions re-ceived concurrently with the allocation change form and for all future contri-butions, unless the participant specifies a later date. Changes in the alloca-tion of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccounts and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocations of employer contributions may be restricted by the applicable plan.

Valuation of accumulation units
Contributions allocated to the VAA are converted into accumulation units. This is done by dividing each contribution by the value of an accumulation unit for the valuation period during which the contribution is allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

(1) The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the be-ginning of the valuation period by the net asset value per share of the fund at end of the valuation period, and adding any dividend or other dis-tribution of the fund if an ex-dividend date occurs during the valuation period; minus

(2) The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

(3) The result of (2) is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

Transfers on or before the annuity commencement date
Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account.

A transfer from a subaccount involves the surrender of accumulation units in that subaccount, and a transfer to a subaccount involves the purchase of accu-mulation units in that subaccount. Subaccount transfers will be done using ac-cumulation unit values determined at the end of the valuation date on which we receive the transfer request. There is no charge for a transfer. We do not re-quire any minimum transfer amount, and do not limit the number of transfers.

A transfer may be made by writing to us or, if a Telephone Exchange Authoriza-tion form (available from us) is on file with us, by a toll-free telephone call. In order to prevent unauthorized or fraudulent telephone transfers, we may require the caller to provide certain identifying information before we will act upon their instructions. We may also assign the participant a Per-sonal Identification Number (PIN) to serve as identification. We will not be liable for following telephone instructions we reasonably believe are genuine. Telephone requests may be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date. If the participant or contractowner determines that a transfer was made in er-ror, the contractowner or participant must notify us within 30 days of the confirmation date. Telephone transfers will be processed on the valuation date that they are received when they are received by us before 4:00 p.m. New York time.

When thinking about a transfer of account value, the participant should con-sider the inherent risk involved. Frequent transfers based on short-term ex-pectations may increase the risk that a transfer will be made at an inoppor-tune time.

Transfers after the annuity commencement date
We do not permit transfers of a participant's account balance after the annu-ity commencement date.

Death benefit before the annuity commencement date
The payment of death benefits is governed by the applicable plan and the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death bene-fit paid to the participant's designated beneficiary will be the greater of:
(1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal and due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written autho-rization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit in either the form of a lump sum settlement or an annuity payout, or as a combination of these two.

If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previ-ously, subject to the laws and regulations governing payment of death bene-fits. If no election is made within 60 days after we receive satisfactory no-tice of the participant's death, we will pay a lump sum settlement to the ben-eficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations gov-erning payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the cal-endar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, dis-tributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have at-tained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the ben-eficiary must commence, the date of death of the surviving spouse is substi-tuted for the date of death of the participant.

Other rules apply to non-qualified annuities. See Federal tax matters.

If there is no living named beneficiary on file with us at the time of a par-ticipant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we re-ceive proof of death no later than the end of the fourth calendar year follow-ing the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.

Withdrawals
Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity conversion amounts are not considered withdrawals.

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the written withdrawal request. Un-less a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant ac-count balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be post-poned as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See Charges and other deductions.

The tax consequences of a withdrawal are discussed later in this booklet. See Federal tax matters.
14

Total withdrawals. Only participants with no outstanding loans can make a to-tal withdrawal. A total withdrawal of a participant's account will occur when
(a) the participant or contractowner requests the liquidation of the partici-pant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account bal-ance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's ac-count.

Systematic withdrawal option. Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eli-gible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount with-drawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including ap-plicable fees and charges, is available in the contracts and active life cer-tificates and from us.

Maximum conservation option. Under certain contracts participants who are at least age 70 1/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LLANY contracts.

Withdrawal restrictions. Withdrawals under Section 403(b) contracts are sub-ject to the limitations under Section 403(b)(11) of the tax code and regula-tions thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988 can only be made if the participant has (1) died; (2) become disabled; (3) attained age 59 1/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more in-formation on these provisions see Federal tax matters.

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the par-ticipant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) Plans the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting informa-tion, if requested) and that we may rely on this representation in granting the withdrawal request. See Federal tax matters. A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal.

A plan and applicable law may contain additional withdrawal or transfer re-strictions.

Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a ten percent excise tax.

Amendment of the contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. The contractowner will be notified in writing of any changes, modifications or waivers.

Commissions
We pay commissions of up to 3.5% of contributions to dealers. In some instanc-es, we may lower commissions on contributions by as much as 3.5% and include a commission of up to .50% of annual contract values (or an equivalent sched-ule). These commissions are not deducted from contributions or account value; they are paid by us.

Ownership
Contractowners have all rights under the contract except those allocated to participants. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners, participants, and their designated beneficia-ries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, benefi-ciary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.

Contractowner questions
The obligations to purchasers under the contracts are those of LLANY. Ques-tions about the contract should be directed to us at 1-800-893-7168.

Annuity payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to an annuity payout. The contract provides op-tional forms of payouts of annuities (annuity payout options), each of which is payable on a variable basis, a fixed basis or a combination of both as specified. If the contractowner does not give us instructions, we will apply the participant's account balance in the fixed account to a fixed annuity, and account balance in the VAA to a variable annuity.

If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LLANY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to pro-vide an annuity payout option. The contract benefits and charges for an annu-ity payout option, whether maintained in the VAA or in a variable payout divi-sion, are as described in this Prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a Prospectus for the variable payout division before the annuity commencement date.

Under qualified plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the participant and the benefi-ciary. If the beneficiary is not the participant's spouse, the present value of payouts to be made to the participant must be more than 50% of the present value of the total payouts to be made to the participant and the beneficiary.

If an annuitant dies before the end of a guaranteed annuity period, the bene-ficiary, if any, or the annuitant's estate will receive any remaining payouts due under the annuity option in effect.

Annuity payout options
Note Carefully: Under the Single Life Annuity and Joint Life Annuity options it would be possible for only one annuity payout to be made if the annuitant(s) were to die before the due date of the second annuity payout; only two annuity payouts if the annuitant(s) were to die before the due date of the third annuity payout; and so forth.

Single Life Annuity. Payouts are made monthly during the lifetime of the annu-itant, and the annuity terminates with the last payout preceding death.

Life Annuity With Guaranteed Periods of 10, 15 or 20 Years. Payouts are made monthly during the lifetime of the annuitant with a monthly payout guaranteed to the beneficiary for the remainder of the selected number of years, if the annuitant dies before the end of the period selected. Payouts under this annu-ity option are smaller than a single life annuity without a guaranteed payout period.

Joint Life Annuity. Payouts are made monthly during the joint lifetime of the annuitant and a designated second person.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial with-drawals during the annuity period, an annuitant or beneficiary who has se-lected this annuity option as a variable annuity may request at any time dur-ing the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total with-drawal during the accumulation period and may be subject to a surrender charge. See Charges and deductions and Federal tax matters.

Additional information
Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA.

The annuity commencement date is the date on which we make the first payout annuity payment to an annuitant. For plans subject to Section 401(a)(9)(B) of the tax code, a beneficiary must select an annuity commencement date that is not later than one year after the date of the participant's death. A partici-pant or contractowner may select an annuity commencement date for the annui-tant, which is shown in the retired life certificate. Selection of an annuity commencement date may be affected by the distribution restrictions under the tax code and the minimum distribution requirements under Section 401(a)(9) of the tax code. See Federal tax matters.

You must send us written notice of the selected annuity commencement date, the annuity payout option (including whether fixed or variable), and the annuity conversion amount to be converted on behalf of a participant or beneficiary, at least 30 days before the selected annuity commencement date. If proceeds become available to a benefi-ciary in a lump sum, the beneficiary may choose any annuity payout option.

The annuity conversion amount is either the participant's account balance or a portion thereof, or the death benefit plus interest, as of the annuity payout calculation date. For a fixed annuity, the annuity commencement date is usu-ally one month after the annuity payout calculation date; subsequent annuity payouts are at one-month intervals from the annuity commencement date. For a variable annuity, the annuity commencement date is ten business days after the initial annuity payout calculation date; subsequent monthly payouts have annu-ity payout calculation dates which are ten business days prior.

Annuity payout calculation
Fixed annuity payout are determined by dividing the participant's annuity con-version amount in the fixed account as of the initial annuity payout calcula-tion date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.

Variable annuity payouts will be determined using:

1. The participant's annuity conversion amount in the VAA as of the initial annuity payout calculation date;

2. The annuity conversion factor in the contract;

3. The annuity payout option selected; and

4. The investment performance of the funds selected.

To determine the amount of annuity payout, we make this calculation:

1. Determine the dollar amount of the first payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes un-certain. The Federal income tax rules may vary with your particular circum-stances. This discussion does not include all the Federal income tax rules that may affect the contractowner, participant and contract. This discussion also does not address other Federal tax consequences or state or local tax consequences, associated with the contract. As a result, contractowner and participant should always consult a tax adviser about the application of tax rules to their individual situation.

Taxation of nonqualified annuities
This part of the discussion describes some of the Federal income tax rules ap-plicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan receiving special tax treatment under the tax code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in the contract value the contractowner or participant receives a contract distribution. How-ever, for this general rule to apply, certain requirement must be satisfied:

 . An individual must own the contract (or the tax law must treat the contract as owned by an individual).

 . The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 . The right to choose particular investments for a contract must be limited.

 . The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by the individual
If a contract is owned by an entity (rather than an individual), the tax code generally does not treat it as an annuity contract for Federal income tax pur-poses. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earn-ings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its em-ployees.

Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal Income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are ade-quately diversified. If the VAA fails to comply with these diversification standards, participant could be required to pay tax currently on the excess of the contract value over the contract contributions. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions
Federal income tax law limits contractowner's and participant's right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, contractowner and/or participant would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing con-tracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that annuity con-tract provide for amortization, through annuity payouts, of the contract's contributions and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possi-ble that the tax law will not treat the contract as an annuity for Federal in-come tax purposes. In that event, contractowner and/or participant would be currently taxable on the excess of the contract value over the contributions of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
Contractowner and/or participant will pay tax on withdrawals to the extent your contract value exceeds your contributions in the contract. This income (and all other income from your contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. Contractowner and/or participant will pay tax on a surrender to the extent the amount you receive exceeds contributions. In certain circumstances, contribu-tions are reduced by amounts received from the contract that were not included in income.

Taxation of annuity payouts
The tax code imposes tax on a portion of each annuity payout (at ordinary in-come tax rates) and treats a portion as a nontaxable return of contributions in the contract. We will notify you annually of the taxable amount of your an-nuity payout. Once you have recovered the total amount of the contribution in the contract, contractowner and/or participant will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount of the contributions in the contract has been received, the amount not received generally will be deductible.

Taxation of death benefits
We may distribute amounts from the contract because of the death of a partici-pant. The tax treatment of these amounts depends on whether participant or the annuitant dies before or after the annuity commencement date.

 . Death prior to the annuity commencement date

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
  . If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

 . Death after the annuity commencement date

  . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the contributions not yet distributed from the contract. All annuity payouts in excess of the contributions not previously received are includible in income.
  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase not pre-viously received.

Penalty taxes payable on withdrawals, surrenders or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from the con-tract which contractowner and/or participant must include in your gross in-come. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders or annuity payouts that:

 . participant receives on or after they reach age 59 1/2,

 . participant receives because they became disabled (as defined in the tax law),

 . A beneficiary receives on or after participant's death, or

 . participant receives as a series of substantially equal periodic payments for their life (or life expectancy).

Special rules if you own more than one annuity contract
In certain circumstances, we must combine some or all of the nonqualified an-nuity contracts participant owns in order to determine the amount of an annu-ity payout, a surrender or a withdrawal that participant must include in in-come. For example, if contractowner and/or participant purchase two or more deferred annuity contracts from the same life insurance company (or its affil-iates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that participant must include in income and the amount that might be subject to the penalty tax de-scribed above.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount re-ceived as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If contractowner and/or participant transfer ownership of the contract to a person other than participant's spouse (or to participant's former spouse in-cident to divorce), and receive a payment less than the contract's value, par-ticipant will pay tax on their contract value to the extent that it exceeds contractowner's and/or participant's contributions not previously received. The new owner's contributions in the contract would then be increased to re-flect the amount included in the contractowner's and/or participant's income.

Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an indi-vidual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if contractowner and/or participant pay tax on the annual increase in the contract value. Entities that are considering purchasing a contract, or entities that will benefit from someone else's own-ership of a contract, should consult a tax advisor.

Qualified retirement plans

We also designed the contracts for use in connection with certain types of re-tirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "quali-fied contracts". We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the contract with the various types of quali-fied plans. Persons planning to use the contract in connection with a quali-fied plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of quali-fied plans:

 . Individual Retirement Accounts and Annuities ("Traditional IRAs")

 . Public school system and tax-exempt organization annuity plans ("403(b) plans")

 . Qualified employee pension and profit sharing plans ("401(a)") and qualified annuity plans ("403(a) plans")

We may issue a contract for use with other types of qualified plans in the fu-ture.

We will amend contracts to be used with a qualified plan as generally neces-sary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we con-sent.

Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified con-tracts vary with the type of plan and contract. For example,

 . Federal tax rules limit the amount of contributions that can be made and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified plan and the plan partici-pant's specific circumstances, e.g., the participant's compensation.

 . Under most qualified plans, e.g., 403(b) plans and Traditional IRAs, the participant must begin receiving payments from the contract in certain mini-mum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

 . Loans are allowed under certain types of qualified plans, but Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan dura-tion, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments
Federal income tax rules generally include distributions from a qualified con-tract in the recipient's income as ordinary income. These taxable distribu-tions will in-clude contributions that were deductible or excludible from income. Thus, un-der many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for contributions. There are exceptions. For example, participant does not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a min-imum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The tax code does not im-pose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender or annuity payout:

 . received on or after the participant reaches age 59 1/2,

 . received on or after the participant's death or because of the participant's disability (as defined in the tax law),

 . received as a series of substantially equal periodic payments for the par-ticipant's life or (life expectancy), or

 . received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally ap-ply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers
In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, par-ticipant may suffer adverse Federal income tax consequences, including paying taxes which might not otherwise have had to be paid. A qualified advisor should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, H.R. 10 plans, and contracts used in connection with these types of plans. (The di-rect rollover rules do not apply to distributions from IRAs). The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount unless participant elects to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide the partic-ipant with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the participant notifies us at or before the time of distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender or annuity payout is requested, we will give the participant an explanation of the withholding requirements.

Tax status of LLANY
Under existing Federal income tax laws, LLANY does not pay tax on investment income and realized gains of the VAA. LLANY does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal in-come tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpre-tations existing on the date of this Prospectus. However, Congress, the IRS and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the fund shares held in the VAA at meetings of shareholders of the funds. The voting will done according to the instruc-tions of participants that have interests in any subaccounts which invest in the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which the participant has the right to cast will be deter-mined by applying the participant's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the num-ber of votes, fractional shares will be recognized.

Shares held in a subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all contracts participating in that subaccount. Voting instructions to abstain on any item to be voted on will be ap-plied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish participants with a voting interest in a subaccount with proxy voting materials, reports, and vot-ing instruction forms for all participants who have voting rights under the contract. Since the funds engage in shared funding, other persons or entities besides LLANY may vote fund shares. See Sale of fund shares.

Distribution of the contracts

Lincoln Financial Advisors Corporation (LFA), 1300 South Clinton Street, Fort Wayne, Indiana 46802, is the distributor and principal underwriter of the con-tracts. The contracts will be sold by properly licensed registered representa-tives of independent broker-dealers which in turn have selling agreements with LFA and have been licensed by state insurance departments to represent us. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a bro-ker-dealer and is a member of the National Association of Securities Dealers
(NASD). LLANY will offer contracts in New York.

Return privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) af-ter the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.

State regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Commissioner of Insurance.

Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that department at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are re-sponsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, to provide accounting services to the VAA. The account-ing services for Lincoln Life are in turn provided by Delaware Management Com-pany, 2005 Market Street, Philadelphia, PA 19203, through Lincoln Life's Serv-ice Agreement with Delaware. We will mail to the contractowner, at its last known address of record at our offices, at least semiannually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.

Other information

Contract deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of de-activation. We will give the contractowner and participants at least ninety days notice of the deactivation date.

Delay in payments. We may delay payments from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account. Contract pro-ceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when market trading is re-stricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.


IMSA. We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for indi-vidually sold life insurance and annuities.

Preparing for Year 2000
Many existing computer programs use only two digits in the date field to iden-tify the year. If left uncorrected these programs, which were designed and de-veloped without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. For our products, if left unchecked it could cause such prob-lems as contributions collection and deposit errors; claim payment difficul-ties; accounting errors; erroneous unit values; and difficulties or delays in processing transfers, surrenders and withdrawals. In a worst case scenario, this could result in a material disruption to the operations of LLANY and of Lincoln Life and Delaware Service Company Inc. (Delaware), affiliates of LLANY and providers of the accounting and valuation services for the VAA.

However, both provider companies (Lincoln Life and Delaware) are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC. LLANY also has a dedicated Year 2000 team and is coordi-nating its activities with those of Lincoln Life, Delaware and LNC.

In light of the potential problems discussed above, LLANY, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-pri-ority Information Technology (IT) systems which service the VAA. Delaware is responsible for updating all its high-priority IT systems to support these vi-tal services. The Year 2000 effort, for both IT and non-IT systems, is orga-nized into four phases:

 . awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

 . assessment and high-level planning and strategy

 . remediation of affected systems and equipment; and

 . testing to verify Year 2000 readiness.

All three companies are currently on schedule to have their high-priority IT systems remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999 additional testing of the environment will continue. All three companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security sys-tems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty in-clude (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-com-pliance by third parties whose systems and operations impact LLANY. In a report dated February 26, 1999, entitled, Investigating the Impact of the Year 2000 Technology Problem, S. Prt. 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of LLANY, Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. LLANY, Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

LLANY, Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by any of the three companies that there will not be significant computer problems after De-cember 31, 1999.

Legal Proceedings
LLANY may be involved in various pending or threatened legal proceedings aris-ing from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business.

Variable Annuity I
Statement of Additional Information
Table of Contents

                                            Page
------------------------------------------------
Definitions                                   2
------------------------------------------------
Determination of variable annuity payments    2
------------------------------------------------
Performance calculations                      3
------------------------------------------------
Tax law considerations                        8
------------------------------------------------
Distribution of contracts                    10
------------------------------------------------
Independent auditors                         10
------------------------------------------------
Advertising and Sales Literature             10
------------------------------------------------
Financial statements                         12

 ................................................................................

Please send me a free copy of the current Statement of Additional Information for Lincoln Life and Annuity Co. of New York Variable Annuity Account L (GVA
I):

                                 (Please Print)

Name: ________________________________  Social Security No.: ___________________
Address: _______________________________________________________________________
City _________________________________  State ____________
                                                            Zip ________________

Mail to Lincoln Life & Annuity Co. of New York, P.O. Box 1337, Syracuse NY 13201-1337

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